UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 7, 2018

NATIONAL GENERAL HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36311	27-1046208
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

59 Maiden Lane, 38th Floor
New York, New York 10038
(Address of principal executive offices) (zip code)
(212) 380-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On May 7, 2018, National General Holdings Corp. (the "Company") issued a press release announcing its results of operations for the quarter ended March 31, 2018 and the scheduling of a conference call on May 8, 2018 with respect thereto. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release is furnished and not filed pursuant to instruction B.2 of Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c)

On May 7, 2018, the Board of Directors (the “Board”) of the Company appointed Robert Karfunkel, age 33, to serve as Co-Chairman of the Board and President of the Company and Barry Karfunkel to serve as Co-Chairman of the Board. Barry Karfunkel will continue his position as Chief Executive Officer of the Company, but will no longer also serve as President. Barry Zyskind served as Chairman of the Board since May 2016 following the passing of Michael Karfunkel and will continue to serve as a director of the Company.

Robert Karfunkel, a director of the Company since May 2016, has served as executive vice president and chief marketing officer of the Company since 2016. Robert Karfunkel previously served as executive vice president - strategy and development of the Company from 2013 to 2016. From 2010 until the completion of the Company’s initial private placement in June 2013, he also served as a director of the Company.  He also serves as president and director of many of the Company’s subsidiaries. Robert Karfunkel is the brother of Barry Karfunkel.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its 2018 Annual Meeting of Shareholders on May 7, 2018. The certified results of the matters voted upon at the meeting, which are more fully described in the Company’s proxy statement, are as follows:

Description of Matters Submitted	For	Withheld	Broker Non-Vote

1. Election of Directors:

Donald DeCarlo	88,032,035	10,367,429	5,574,338
Patrick Fallon	97,999,822	399,642	5,574,338
Barry Karfunkel	96,901,050	1,498,414	5,574,338
Robert Karfunkel	96,085,287	2,314,177	5,574,338
John Marshaleck	97,828,901	570,563	5,574,338
John "Jay" D. Nichols, Jr.	98,049,179	350,285	5,574,338
Barbara Paris	98,000,945	398,519	5,574,338
Barry Zyskind	92,144,633	6,254,831	5,574,338

	For	Against	Abstain
2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for the year ended December 31, 2018.	103,963,893	8,734	1,175

Item 9.01	Financial Statements And Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated May 7, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL GENERAL HOLDINGS CORP.

Date: May 7, 2018	By:	/s/ Jeffrey Weissmann
Jeffrey Weissmann
General Counsel and Secretary